Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference May 6, 2016 at 9:30 a.m. CDT. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports first quarter 2016 results

2016 guidance reaffirmed;

2015 gains affect year-over-year comparisons

CHICAGO, (May 6, 2016) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,243 million for the first quarter of 2016, versus $1,252 million for the comparable period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $8 million and $0.07, respectively, for the first quarter of 2016, compared to $146 million and $1.33, respectively, in the comparable period one year ago.  Year-over-year comparisons are affected by pre-tax gains of $247 million ($155 million after-tax) from sales and exchanges of businesses and licenses in 2015.

“Building on the successes of 2015, our businesses started the year with a solid first quarter,” said LeRoy T. Carlson Jr., TDS president and CEO.  “U.S. Cellular grew its postpaid customer base and improved customer loyalty.  TDS Telecom experienced growth in both IPTV and cable connections, and we continued to move forward in our broadband and hosted and managed services strategies.

“U.S. Cellular increased sales of smartphones and connected devices through offering competitive products and devices priced to offer the best value in the industry. We continue to see strong customer adoption of Equipment Installment Plans, which increased equipment sales revenues.

“TDS Telecom maintained the momentum of IPTV growth by adding new connections and increasing average revenue per connection. Our cable segment increased connections, generating higher revenue from both residential and commercial broadband services. Our hosted and managed services company, OneNeck IT Solutions, achieved growth in recurring service and equipment revenues as more companies and organizations selected OneNeck IT to outsource their IT needs.”

2016 Estimated Results

Current estimates of full-year 2016 results for U.S. Cellular, TDS Telecom, and TDS, which are unchanged from the previous estimates, are shown below.  Such estimates represent management’s view as of May 6, 2016.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2016 Estimated Results

	U.S. Cellular			TDS Telecom			TDS(2)
	Current		Previous	Current		Previous	Current		Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,100		Unchanged	$1,130-$1,180		Unchanged	$5,040-$5,290		Unchanged
Operating cash flow (1)	$525-$650		Unchanged	$270-$310		Unchanged	$800-$965		Unchanged
Adjusted EBITDA (1)	$725-$850		Unchanged	$270-$310		Unchanged	$1,000-$1,165		Unchanged
Capital expenditures	Approx. $	500	Unchanged	Approx. $	180	Unchanged	Approx. $	695	Unchanged

The following tables provide a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the three months ended March 31, 2016 and year ended December 31, 2015:

	Estimated Results (3)

	U.S. Cellular	TDS Telecom	TDS(2)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes
(GAAP)	$0-125	$40-80	$(20)-145
Add back:
Interest expense	105	–	160
Depreciation, amortization and
accretion expense	600	230	840
EBITDA	$705-830	$270-310	$980-1,145
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	–
(Gain) loss on license sales and
exchanges, net	–	–	–
(Gain) loss on asset disposals, net	20	–	20
Adjusted EBITDA (1)	$725-850	$270-310	$1,000-1,165
Deduct:
Equity in earnings of unconsolidated
entities	140	–	140
Interest and dividend income	60	–	60
Operating cash flow (1)(4)	$525-650	$270-310	$800-965

	Actual Results

	Three Months Ended March 31, 2016			Year ended December 31, 2015
	U.S. Cellular	TDS Telecom	TDS (2)	U.S. Cellular*	TDS Telecom	TDS (2)*
(Dollars in millions)
Net income (loss) (GAAP)	$9	$10	$10	$247	$46	$263
Add back:
Income tax expense (benefit)	11	7	13	156	35	172
Income (loss) before income taxes
(GAAP)	$20	$17	$23	$404	$81	$435
Add back:
Interest expense	28	–	41	86	1	142
Depreciation, amortization and
accretion expense	153	58	212	606	228	844
EBITDA	$201	$75	$276	$1,096	$310	$1,421
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	–	(114)	(10)	(136)
(Gain) loss on license sales and
exchanges, net	–	–	–	(147)	–	(147)
(Gain) loss on asset disposals, net	5	1	6	16	6	22
Adjusted EBITDA (1)	$206	$76	$282	$852	$306	$1,160
Deduct:
Equity in earnings of unconsolidated
entities	35	–	35	140	–	140
Interest and dividend income	13	1	14	37	2	39
Other, net	1	(1)	–	–	–	–
Operating cash flow (1)(4)	$157	$76	$233	$675	$304	$981

* Includes $58 million of revenue related to termination of the rewards points program.
Note: Totals may not foot due to rounding differences.

  Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation above.  Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. TDS believes Operating cash flow and Adjusted EBITDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as indicated above.
  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  In providing 2016 Estimated Results, TDS has not completed the above reconciliation to net income because it does not provide guidance for income taxes. TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance.
  A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for March 31, 2016 actual results can be found on the company's website at investors.tdsinc.com.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on August 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2016 (year-to-date through March 31, 2016)	111,700	$3
2015 (full year)	–	$–
Total	111,700	$3

Conference Call Information

TDS will hold a conference call on May 6, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page  of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/14974
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000TM company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,600 people as of March 31, 2016.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Senior Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Investor Relations Director

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Retail Customers
Postpaid
	Total at end of period	4,454,000	4,409,000	4,341,000	4,324,000	4,307,000
	Gross additions	215,000	240,000	200,000	191,000	200,000
	Feature phones	9,000	10,000	14,000	15,000	14,000
	Smartphones	124,000	132,000	119,000	115,000	119,000
	Connected devices	82,000	98,000	67,000	61,000	67,000
	Net additions (losses)	45,000	68,000	17,000	17,000	9,000
	Feature phones	(25,000)	(25,000)	(28,000)	(26,000)	(34,000)
	Smartphones	20,000	23,000	6,000	7,000	3,000
	Connected devices	50,000	70,000	39,000	36,000	40,000
	ARPU (1)(8)	$48.13	$51.46	$58.12	$53.62	$54.87
	ABPU (2)(8)	$56.06	$58.57	$63.88	$58.08	$58.50
	ARPA (3)(8)	$125.36	$131.96	$147.00	$133.85	$134.94
	ABPA (4)(8)	$145.99	$150.19	$161.57	$144.99	$143.86
	Churn rate (5)	1.28%	1.31%	1.41%	1.34%	1.48%
	Smartphone penetration (6)	75%	74%	72%	69%	67%
Prepaid
	Total at end of period	399,000	387,000	380,000	368,000	360,000
	Gross additions	75,000	69,000	71,000	65,000	73,000
	Net additions (losses)	12,000	7,000	12,000	8,000	12,000
	ARPU (1)	$35.51	$35.54	$35.64	$35.98	$35.72
	Churn rate (5)	5.37%	5.40%	5.24%	5.22%	5.76%
Total customers at end of period		4,926,000	4,876,000	4,807,000	4,779,000	4,775,000
Smartphones sold as a percent of total
handsets sold		92%	91%	87%	87%	86%
Market penetration at end of period
Consolidated operating population		31,994,000	31,967,000	31,814,000	31,814,000	31,814,000
Consolidated operating penetration (7)		15%	15%	15%	15%	15%
Capital expenditures (millions)		$79	$198	$135	$134	$66
Total cell sites in service		6,306	6,297	6,246	6,223	6,219
Owned towers		3,989	3,978	3,957	3,940	3,936

(1)

Average Revenue Per User (“ARPU”) are metrics calculated by dividing a revenue base by an average number of customers and by the number of months in the period.  These revenue bases and customer populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
(2)

Average Billings Per User (“ABPU”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid customers and by the number of months in the period.

(3)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenue by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.

(5)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(6)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid handsets.

(7)	Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.
(8)	The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the termination of the awards program.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
TDS Telecom
Wireline
Residential connections
	Voice (1)	318,400	319,800	325,900	329,000	333,400
	Broadband (2)	229,100	228,500	231,600	231,200	229,400
	IPTV (3)	38,300	34,400	30,300	27,900	25,600
	Wireline residential connections	585,800	582,700	587,800	588,100	588,400

Total residential revenue per connection (4)		$43.28	$41.24	$42.83	$42.10	$42.32

Commercial connections
	Voice (1)	167,400	171,500	176,700	181,800	187,500
	Broadband (2)	22,000	22,400	23,000	23,700	24,300
	managedIP (5)	148,500	147,100	145,900	145,100	143,200
	Wireline commercial connections	337,900	341,000	345,600	350,600	355,000

Total Wireline connections		923,700	923,700	933,400	938,700	943,400

Cable
Cable Connections
	Video (6)	104,600	106,800	108,300	109,100	109,700
	Broadband (7)	121,700	117,100	114,600	112,300	112,200
	Voice (7)	58,100	56,400	54,000	51,500	49,100
	Cable connections	284,400	280,300	276,900	272,900	271,000

(1)	The individual circuit connecting customers to TDS Telecom’s central office facilities.
(2)	The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of customers provided video services using IP networking technology.
(4)	Total residential revenue per connection is calculated by dividing the average monthly residential revenue for the period by the average number of residential connections for the period.
(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)	Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (millions)

Quarter Ended	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Wireline	$27	$50	$38	$32	$20
Cable	13	15	13	12	12
HMS	2	8	5	9	5
	$42	$73	$56	$53	$37

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2016	2015	2016 vs. 2015
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$958	$965	$(7)	(1)%
TDS Telecom	281	280	1	-
All Other (1)	4	7	(3)	(51)%
	1,243	1,252	(9)	(1)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	801	798	3	-
Depreciation, amortization and accretion	153	147	6	4%
(Gain) loss on asset disposals, net	5	4	1	19%
(Gain) loss on sale of business and other exit costs, net	–	(111)	111	100%
(Gain) loss on license sales and exchanges, net	–	(123)	123	N/M
	959	715	244	34%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	205	201	4	2%
Depreciation, amortization and accretion	58	57	1	1%
(Gain) loss on asset disposals, net	1	1	–	(14)%
	264	259	5	2%
All Other (1)
Expenses excluding depreciation and amortization	4	5	(1)	(59)%
Depreciation and amortization	1	3	(2)	(19)%
(Gain) loss on sale of business and other exit costs, net (2)	–	(13)	13	100%
	5	(5)	10	>100%

Total operating expenses	1,228	969	259	27%
Operating income (loss)
U.S. Cellular (3)	(1)	250	(251)	>(100)%
TDS Telecom	17	21	(4)	(21)%
All Other (1)	(1)	12	(13)	>(100)%
	15	283	(268)	(95)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	35	35	–	2%
Interest and dividend income	14	8	6	65%
Interest expense	(41)	(34)	(7)	(24)%
Total investment and other income	8	9	(1)	(22)%
Income before income taxes	23	292	(269)	(92)%
Income tax expense (benefit)	13	116	(103)	(89)%
Net income	10	176	(166)	(94)%
Less: Net income attributable to noncontrolling interests, net of tax	2	30	(28)	(94)%
Net income attributable to TDS shareholders	8	146	(138)	(94)%
TDS Preferred dividend requirement	–	–	–	-
Net income available to common shareholders	$8	$146	$(138)	(94)%

Basic weighted average shares outstanding	109	108	1	1%
Basic earnings per share attributable to TDS shareholders	$0.07	$1.35	$(1.28)	(95)%

Diluted weighted average shares outstanding	110	109	1	1%
Diluted earnings per share attributable to TDS shareholders	$0.07	$1.33	$(1.26)	(95)%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)	Compared to U.S. Cellular, TDS recognized an incremental gain of $12 million on the tower sale as a result of a lower basis in the assets disposed in 2015.
(3)	Year-over-year comparisons are affected by gains of $247 million from sales and exchanges of businesses and licenses in 2015.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Three Months Ended March 31,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income (loss)	$10	$176
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	212	207
Bad debts expense	19	30
Stock-based compensation expense	9	8
Deferred income taxes, net	5	(47)
Equity in earnings of unconsolidated entities	(35)	(35)
Distributions from unconsolidated entities	14	13
(Gain) loss on asset disposals, net	6	5
(Gain) loss on sale of business and other exit costs, net	–	(124)
(Gain) loss on license sales and exchanges, net	–	(123)
Noncash interest expense	1	1
Changes in assets and liabilities from operations
Accounts receivable	20	21
Equipment installment plans receivable	(41)	(36)
Inventory	(1)	95
Accounts payable	39	(14)
Customer deposits and deferred revenues	(6)	13
Accrued taxes	63	252
Accrued interest	9	9
Other assets and liabilities	(78)	(96)
Net cash provided by operating activities	246	355

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(159)	(166)
Cash paid for acquisitions and licenses	–	(281)
Cash received from divestitures and exchanges	2	274
Other investing activities	–	3
Net cash used in investing activities	(157)	(170)

Cash flows from financing activities
Repayment of long-term debt	(3)	–
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	1	–
Repurchase of TDS Common Shares	(3)	–
Repurchase of U.S. Cellular Common Shares	(2)	(2)
Dividends paid to TDS shareholders	(16)	(15)
Payment of debt issuance costs	–	(3)
Other financing activities	3	(2)
Net cash provided by financing activities	(20)	(22)

Net increase in cash and cash equivalents	69	163

Cash and cash equivalents
Beginning of period	985	472
End of period	$1,054	$635

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$1,054	$985
Accounts receivable from customers and others, net	792	803
Inventory, net	160	158
Prepaid expenses	130	112
Income taxes receivable	5	70
Other current assets	32	30
	2,173	2,158

Assets held for sale	26	–

Licenses	1,818	1,844
Goodwill	766	766
Franchise rights	244	244
Other intangible assets, net	43	47
Investments in unconsolidated entities	423	402

Property, plant and equipment, net	3,679	3,764

Other assets and deferred charges	211	197

Total assets	$9,383	$9,422

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31,	December 31,
	2016	2015
(Dollars in millions)
Current liabilities
Current portion of long-term debt	$14	$14
Accounts payable	355	349
Customer deposits and deferred revenues	283	288
Accrued interest	21	12
Accrued taxes	36	41
Accrued compensation	75	113
Other current liabilities	106	127
	890	944

Deferred liabilities and credits
Net deferred income tax liability	905	900
Other deferred liabilities and credits	441	433

Long-term debt	2,437	2,440

Noncontrolling interests with redemption features	2	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,372	2,365
Treasury shares, at cost	(726)	(727)
Accumulated other comprehensive income (loss)	–	–
Retained earnings	2,479	2,487
Total TDS shareholders' equity	4,126	4,126

Preferred shares	1	1
Noncontrolling interests	581	577

Total equity	4,708	4,704

Total liabilities and equity	$9,383	$9,422

Balance Sheet Highlights
(Unaudited)

	March 31, 2016
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$772	$47	$235	$–	$1,054
Affiliated cash investments	–	330	–	(330)	–
	$772	$377	$235	$(330)	$1,054

Licenses, goodwill and other intangible
assets	$2,178	$831	$(138)	$–	$2,871
Investment in unconsolidated entities	384	4	40	(5)	423
	$2,562	$835	$(98)	$(5)	$3,294

Property, plant and equipment, net	$2,573	$1,082	$24	$–	$3,679

Long-term debt:
Current portion	$11	$–	$3	$–	$14
Non-current portion	1,626	1	810	–	2,437
	$1,637	$1	$813	$–	$2,451

TDS Telecom Highlights
(Unaudited)

	Three Months Ended March 31,
	2016	2015	2016 vs. 2015
(Dollars in millions)
Wireline
Operating revenues
Residential	$76	$75	$1	2%
Commercial	54	56	(2)	(4)%
Wholesale	43	45	(2)	(5)%
Total service revenues	173	176	(3)	(2)%
Equipment sales	–	–	–	19%
	173	176	(3)	(2)%
Operating expenses
Cost of services	62	62	–	(1)%
Cost of equipment sold	1	1	–	(8)%
Selling, general and administrative expenses	48	46	2	6%
Depreciation, amortization and accretion	42	42	–	(1)%
	153	151	2	1%

Operating income	$20	$25	$(5)	(19)%

Cable
Operating revenues
Residential	$35	$35	$–	1%
Commercial	10	9	1	10%
Total service revenues	45	44	1	3%

Operating expenses
Cost of services	22	20	2	12%
Selling, general and administrative expenses	12	13	(1)	(4)%
Depreciation, amortization and accretion	9	9	–	5%
(Gain) loss on asset disposals, net	1	1	–	(20)%
	44	43	1	5%

Operating income	$1	$1	$–	(56)%

HMS
Operating revenues
Service revenues	$29	$28	$1	2%
Equipment sales	35	33	2	8%
	64	61	3	5%
Operating expenses
Cost of services	21	20	1	6%
Cost of equipment sold	29	27	2	8%
Selling, general and administrative expenses	11	13	(2)	(16)%
Depreciation, amortization and accretion	7	6	1	13%
	68	66	2	3%

Operating (loss)	$(4)	$(5)	$1	21%

Intercompany revenues	$(1)	$(1)	$–	(47)%
Intercompany expenses	(1)	(1)	–	(47)%

Total TDS Telecom operating income	$17	$21	$(4)	(21)%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)

	Three Months Ended March 31,
	2016	2015
(Dollars in millions)
Cash flows from operating activities	$246	$355
Less: Cash used for additions to property, plant and equipment	159	166
Free cash flow	87	189
Add: Sprint Cost Reimbursement	2	16
Adjusted free cash flow (1)	$89	$205

(1)

Free cash flow is defined as Cash flows from operating activities less Cash used for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.